UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2023
 ____________________________________

WASHINGTON FEDERAL INC
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 2, 2023 Brent Beardall, President and CEO of Washington Federal, Inc., (the “Company”) and its wholly owned subsidiary Washington Federal Bank, dba WaFd Bank, was on board a private plane that crashed in Provo, Utah. He was transported by ambulance to the hospital for surgery with multiple injuries, including broken bones and lacerations, and is expected to make a full recovery. Mr. Beardall will take a temporary leave of absence from his duties as President and CEO while he recovers from his injuries.

Effective January 3, 2023, Executive Vice President and Chief Consumer Banker, Cathy Cooper, will temporarily assume Mr. Beardall’s duties as President and CEO during his recovery. Ms. Cooper, 57, joined WaFd Bank in 1996 and has served as an Executive Vice President of WaFd Bank overseeing retail banking and client experience since 2016. Ms. Cooper will not receive any additional compensation related to her assumption of Mr. Beardall’s duties during his absence.

Ms. Cooper does not have a family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company, and is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

FORWARD LOOKING STATEMENTS

The statements made by the Company in this Current Report on Form 8-K include certain forward-looking statements. Words such as “expects” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to help identify such forward-looking statements. These statements are not historical facts, but instead represent current expectations, plans or forecasts of the Company and are based on the beliefs and assumptions of the management of the Company and the information available to management at the time that these disclosures were prepared. The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and often are beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, the Company’s forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks, as well as the risks and uncertainties discussed in this report and in any of the Company’s other Securities and Exchange Commission filings, which could cause the Company’s future results to differ materially from the plans, objectives, goals, estimates, intentions, and expectations expressed in forward-looking statements. All forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, changes to future operating results over time, or the impact of circumstances arising after the date the forward-looking statement was made.

Item 7.01	Regulation FD Disclosure

A copy of a press release and a public letter regarding these events are furnished as Exhibits 99.1 and 99.2 to this report.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release dated January 3, 2023.
99.2	Public Letter dated January 3, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 3, 2023	WASHINGTON FEDERAL, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

4